Financial assets, liabilities and financial result (excluding Orange Bank) - Cash flows disclosed in financing activities - Financial assets (Details) - Telecom activities, operating segment [member] - Operating segments [member]
€ in Millions
12 Months Ended
Dec. 31, 2017 EUR (€)
Disclosure of financial assets [line items]
Cash flows	€ (518)
Cash collateral paid [member]
Disclosure of financial assets [line items]
Balance at beginning of period	(77)
Cash flows	(618)
Balance at end of period	€ (695)